UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
EXCHANGE ACT OF 1934

(AMENDMENT NO. )

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Definitive Information Statement

FIRST NATIONAL POWER CORPORATION

(Name of Registrant as Specified In Its Charter)

227 Bellevue Way NE, #219, Bellevue WA 98004 416-918-6987 (Address of Registrant’s Principal Office)

Delaware	91-1678245
(State of Incorporation)	(Employer Identification Number)

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FIRST NATIONAL POWER CORPORATION

____________________________________________________________________

NOTICE OF ACTION BY WRITTEN CONSENT OF THE SHAREHOLDERS

____________________________________________________________________

DATE OF NOTICE	DECEMBER __, 2008.

ITEMS OF CONSENT

(1) Approval of reclassification of Company’s common stock, thereby decreasing the number of issued and outstanding shares on a 100 for 1 basis, but retaining the authorized number of common shares and the par value of the Company’s common stock; and

(2) Approval of a reorganization of the Company into a holding company structure (“Reorganization”) resulting in the transfer of the Company’s charter from the State of Delaware to the State of Nevada, an increase in authorized capital from 100 million common shares, Par Value $.001, to 300 million common shares, Par Value $.001, and a change of the Company’s name to “First National Energy Corporation”.

ACTION TAKEN AS OF	A majority of the Company's stockholders approved the above actions by written consent on December 10, 2008.

DECEMBER __, 2008	FIRST NATIONAL POWER CORPORATION, A Delaware Corporation On behalf of the Board of Directors

/s/ PETER WANNER
Peter Wanner, Secretary

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

Pursuant to the requirements of Section 14(c) of the Securities and Exchange Act of 1934, as amended, and Section 228(a) of the Delaware General Corporation Law, this Information Statement and Notice of Action by Written Consent of the Shareholders is being furnished by First National Power Corporation (the "COMPANY"), a Delaware corporation, to you and other holders of record of the common stock of the Company as of the close of business on December 1, 2008, to provide information with respect to actions taken by written consent of the holders of a majority of the outstanding shares of Company common stock. This Information Statement is expected to be mailed to shareholders on or about December __, 2008.

The written consent actions adopted by holders of a majority of the outstanding shares of the Company's common stock approved (i) a reclassification of the Company’s issued and outstanding Common Stock and combining them into a lesser number of shares of Common Stock at a ratio of 100:1, such that each one hundred shares of Common Stock issued and outstanding became one share of Common Stock, but no fractional shares were issued; rather, such fractional shares were rounded up to the nearest whole number (but retaining the number and kind of the Corporation’s authorized capital shares as before), effective at the close of business on December 31, 2008, (ii) approval of a transaction whereby the Company will reorganize into a holding company structure, by merging with and into First National Power Corporation (“FNPC-Nevada”), a Nevada corporation and a new second tier wholly-owned indirect subsidiary of the Company. FNPC-Nevada has been organized and is controlled by First National Energy Corporation (“FNEC”), a newly organized Nevada corporation and wholly-owned direct subsidiary of the Company. Following such Reorganization, FNEC will be the successor registrant of the Company. The Reorganization will become effective at the close of business on December 31, 2008, and after giving effect to the reverse stock split of the Company described above. A copy of the Agreement and Plan of Merger to Form Holding Company among the Company, FNPC-Nevada, and FNEC is attached.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF. The Company's authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share, of which 76,522,760 shares were issued and outstanding as of December 1, 2008. Each share of common stock entitles the holder thereof to one vote on each matter that may come before a meeting of the shareholders. The Company does not have any other class or series of capital stock authorized or issued.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

APPROVAL OF REVERSE STOCK SPLIT

The Board approved a reclassification (the "Reverse Split") that will reclassify the Company’s issued and outstanding Common Stock and combine them into a lesser number of shares of Common Stock at a ratio of 100 to 1, such that each one hundred shares of Common Stock issued and outstanding become one share of Common Stock, but no fractional shares are to be issued; rather, such fractional shares are to be rounded up to the nearest whole number (but retaining the number and kind of the Corporation’s authorized capital shares as before), effective at the close of business on December 31, 2008. The Board submitted the Reverse Split to the shareholders for approval by written consent. Approval of the Reverse Split required the affirmative vote of a majority of the outstanding shares of the common stock on the record date. As of December 10, 2008, holders of 42,718,760 shares, or 55.82% of the issued and outstanding shares of the Company, being a majority of the Company's issued and outstanding common stock, had approved the Reverse Split.

REASONS FOR THE REVERSE SPLIT

The Board believes that the proposed decrease in the issued and outstanding shares is in the best interests of the Company and its shareholders and believes that it is advisable to authorize such decrease in connection with (i) possible future transactions such as financings, strategic alliances, corporate mergers and acquisitions, (ii) possible funding of new products, programs or businesses, and (iii) other purposes not presently determinable and as may be deemed to be feasible and in the Company's best interests.

CERTAIN EFFECTS OF THE REVERSE SPLIT

The Board of Directors believes that approval of the Reverse Split is in the best interests of the Company and its shareholders. However, you should note that you could experience substantial dilution in the percentage of the Company's equity you own upon issuance of additional shares by the Company. The issuance of such additional shares might be disadvantageous to current shareholders in that any additional issuances would potentially reduce per share dividends, if any. You should be aware, however, that the possible impact upon dividends is likely to be minimal in view of the fact that the Company has never paid dividends or adopted any policy with respect to the payment of dividends on common stock, and does not intend to pay any cash dividends on common stock in the foreseeable future. The Company intends to retain earnings, if any, for use in financing growth and additional business opportunities.

EFFECTIVE DATE OF THE REVERSE SPLIT

The Reverse Split will be effective at the close of business on December 31, 2008, and immediately before the Reorganization described below. The Reverse Split will be implemented by filing a Certificate of Amendment to the Company’s certificate of incorporation with the Delaware Secretary of State.

APPROVAL OF REORGANIZATION AS HOLDING COMPANY

The Board and a majority of the outstanding shareholders have approved the formation of a holding company structure whereby FNPC-Nevada, as the survivor of a merger between the Company and FNPC-Nevada will, immediately after the Reorganization, be the wholly-owned subsidiary of FNEC; the stockholders of the Company will become the stockholders of FNEC; and FNEC will become the reporting issuer and registrant as to the registered shares of the Company. The Reorganization will be effective at the close of business on December 31, 2008, and after giving effect to the Reverse Split described above. The Board submitted the Reorganization to the shareholders for approval by written consent. Approval of the Reorganization required the affirmative vote of the majority of the outstanding shares of the Company’s common stock. As of December 10, 2008, holders of 42,718,760 shares, or 55.82% of the issued and outstanding shares of the Company, being a majority of the Company's common stock, had approved the Reorganization.

REASONS FOR THE REORGANIZATION

The Board believes that the Reorganization is in the best interests of the Company and its shareholders, for the reasons discussed below.

HOLDING COMPANY STRUCTURE

The Board of Directors has determined that a holding company structure will provide greater strategic, business and administrative flexibility in the future, particularly in the acquisition or organization of other businesses, if and when appropriate and feasible, that may be owned and operated by the Company, but which could be maintained separate from the Company’s current business. In addition, a holding company structure will enable the Company, if and when appropriate, to issue debt and equity at different corporate levels.

REDOMICILE TO THE STATE OF NEVADA

The Board of Directors has unanimously approved, and the shareholders have approved, by written consent of a majority of issued and outstanding shares of common stock of the Company, the merger of the Company with a Nevada corporation of the same name for the purpose of redomiciling the Company in the State of Nevada as part of the holding company structure that has been adopted.

In the following discussion of the Reorganization merger, the term "Company" refers to the Delaware corporation of which you are currently a shareholder, and the term "FNPC-Nevada" refers to a newly formed corporation which is incorporated in the State of Nevada. The Reorganization Merger will be effected by merging the Company with and into FNPC-Nevada, which will be the survivor of the merger and is the wholly-owned direct subsidiary of FNEC, which will be the reporting issuer and registrant as sucessor of the Company. After the Reorganization, shareholders will continue to own an interest in FNEC, a company which will be engaged in the same business that the Company was engaged in before the Reorganization, with the only differences being the Nevada charter (versus Delaware), an increase in authorized common shares from 100 million to 300 million, and a name change to “First National Energy

Corporation”. Shareholders' proportionate ownership and relative voting rights will not change as a result of the Reorganization.

The Agreement and Plan of Merger to Form Holding Company among the Company, FNPC-Nevada and FNEC is the legal document that governs the Reorganization (a copy of this agreement is attached).

REASONS FOR THE REORGANIZATION

The Company believes that Nevada law will provide greater efficiency, predictability and flexibility in its legal affairs than is presently available under Delaware law. Nevada has adopted comprehensive and flexible corporate laws. The Nevada legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law and changes in business circumstances. In addition, the Nevada Secretary of State is particularly flexible, expert and responsive in its administration of the filings required for corporate transactions. In addition, a change in domicile offers the following advantages:

(a)

Unlike Delaware, there is no corporate income tax in Nevada;

(b)

Unlike Delaware (which taxes shares of a resident of that state), there is no taxation on corporate shares in Nevada; and

(c)

Unlike Delaware, there is no annual franchise tax in Nevada.

REORGANIZATION PROCEDURE

The Company's reorganization into a holding company structure and redomicile as a Nevada corporation will be effected by merging the Company with and into FNPC-Nevada, a wholly-owned subsidiary of FNEC. FNPC-Nevada will be the surviving corporation following the merger. FNPC-Nevada has not engaged in any activities except in connection with the proposed merger transaction. The mailing address of its principal executive offices and its telephone number are the same as those of the Company. When the merger is complete, each outstanding share of common stock of the Company will be automatically converted into one share of common stock of FNEC. It will not be necessary for shareholders of the Company to exchange their existing stock certificates for certificates of FNEC. Certificates for shares of the Company common stock will automatically represent an equal number of shares of FNEC common stock (after giving effect to the Reverse Split described above) when the merger is completed. If shareholders desire to sell some or all of their shares after the Reorganization, delivery of the stock certificate or certificates that previously represented the Company shares will be sufficient. Following the Reorganization, certificates bearing the name of FNEC will be issued in the normal course upon surrender of outstanding Company certificates for transfer or exchange. If shareholders surrender a certificate representing the Company shares for exchange or transfer and new certificates are to be issued in a name other than that appearing on the surrendered certificate, the surrendered certificate must be accompanied by (1) all documents required to evidence and effect the transfer, and (2) evidence that any applicable stock transfer taxes have been paid.

CONDITIONS TO CONSUMMATION OF THE REORGANIZATION

The Reorganization will not be completed unless, among other things, the following conditions are satisfied or, if allowed by law, waived: (a) The merger is approved by the requisite vote of shareholders of the Company, which has already occurred; and (b) none of the parties to the Agreement and Plan of Merger to Form Holding Company is subject to any decree, order or injunction that prohibits the consummation of the Reorganization. There are no regulatory approvals needed for the Reorganization.

AMENDMENT OR TERMINATION

The Agreement and Plan of Merger to Form Holding Company, having been adopted by the shareholders of the Company, may not be amended, modified or supplemented in any manner which requires further approval by the Company’s shareholders without obtaining that approval. The Board of Directors of the Company may terminate the Agreement and Plan of Merger to Form Holding Company and abandon the Reorganization at any time before its effectiveness.

EFFECTIVE TIME OF REORGANIZATION

The Company anticipates that the Reorganization will become effective promptly following twenty days after filing of this Information Statement with the Securities and Exchange Commission. The Reorganization and the merger of the Company with and into FNPC-Nevada, if not terminated by its Board of Directors, will become effective upon the filing of Articles of Merger with the Nevada Secretary of State and a Certificate of Merger with the Delaware Secretary of State, unless a later effective time is specified in such filings.

REQUIRED VOTE

The Reorganization requires the affirmative vote of the holders of a majority of the outstanding shares of Company common stock, which has already occurred by written consent.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

The Reorganization, as contemplated by the Agreement and Plan of Merger to Form Holding Company, is intended to qualify as a tax-free reorganization, as contemplated by Section 368(A) of the Internal Revenue Code of 1986, as amended. Shareholders will not, under Section 354 of the Internal Revenue Code, recognize gain or loss when they receive shares of FNEC common stock in exchange for an equal number of shares of the Company common stock in the Reorganization; a stockholder's aggregate basis of the shares in FNEC common stock received in the Reorganization will be the same as the aggregate basis of the shares of the Company common stock surrendered in exchange for those shares; a stockholder's holding period in the shares of FNEC common stock received in the Reorganization will include the holding period of the shares of the Company common stock surrendered in exchange for those shares, provided that such stockholder holds those shares of Company common stock as capital assets when the Reorganization occurs. No gain or loss will be recognized by FNEC or the Company as a result of the Reorganization.

The Company believes that the foregoing addresses the material United States federal income tax consequences of the Reorganization to shareholders. The opinion is based upon the Code, applicable Treasury Regulations, judicial decisions and current administrative rulings, all of which are subject to change with retroactive effect. The tax consequences to shareholders of the Reorganization may be affected by their particular circumstances and by the applicability to them of one or more special rules like those which apply to dealers in securities, foreign persons, mutual funds, insurance companies and persons who do not hold their shares as capital assets. Therefore, the Company urges shareholders to consult their own tax advisors concerning the effect of the Reorganization upon them, including the effect of any state, local or other tax to which they may be subject. An opinion of tax counsel will not be provided to shareholders.

COMPARATIVE RIGHTS OF SHAREHOLDERS

When the Reorganization is completed, the rights of shareholders will be governed by FNEC’s articles of incorporation and bylaws and the Nevada Revised Statutes ("NRS"). Shareholders should consider the following comparison of the NRS and FNEC’s articles of incorporation and bylaws, on the one hand, and the Delaware General Corporation Law ("DGCL") and the Company's existing certificate of incorporation and bylaws, on the other. This comparison is not intended to be complete and is qualified in its entirety by reference to the NRS and FNEC's articles of incorporation and bylaws and the DGCL and the Company's certificate of incorporation and bylaws. FNEC's articles of incorporation and its bylaws are available for inspection and copying upon request by any shareholder. The Company's existing certificate of incorporation and bylaws are also available for inspection and copying upon request by any shareholder. The NRS and FNEC's articles of incorporation and bylaws contain provisions that could have an anti-takeover effect. The provisions included in FNEC's articles of incorporation and bylaws are intended to enhance the likelihood of continuity and stability in the composition of the board of directors and in the policies formulated by the board of directors and to discourage transactions that may involve an actual or threatened change of control of FNEC that the Board of Directors does not believe is in the best interests of shareholders.

The NRS provides that any merger, consolidation or share exchange of a Nevada corporation, as well as the sale, lease, exchange or disposal of all or substantially all of its assets not in the ordinary course of business, generally must be recommended by the Board of Directors and approved by a vote of a majority of the outstanding shares of stock of the corporation entitled to vote on such matters, unless the articles of incorporation provide otherwise. Under the NRS, the vote of the shareholders of a corporation surviving a merger is not required if: (a) The articles of incorporation of the surviving domestic corporation will not differ from its articles before the merger; (b) each stockholder of the surviving domestic corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of participating shares outstanding immediately before the merger. The DGCL contains similar provisions.

Under the NRS and DGCL, unless the articles of incorporation of a corporation otherwise provide, amendments of its articles of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote on the amendment, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of shares of that class or series or would adversely affect the rights, powers or preferences of that class or series, a majority of the outstanding stock of that class or series also would be required to approve the amendment.

Under the DGCL, directors can amend the bylaws of a corporation only if the right to do so is expressly conferred upon the directors in its certificate of incorporation. In contrast, under the NRS, the directors are free to amend the bylaws.

Under the NRS and the DGCL, a special meeting of shareholders can be called by the corporation's board of directors or by any person or persons authorized by the corporation's articles of incorporation or bylaws. Under FNEC's bylaws, special meetings of the shareholders, for any purpose or purposes unless otherwise prescribed by statute, may be called by the President or by the Board of Directors, and shall be called by the President at the request of the holders of not less than 10% of all the outstanding shares of the corporation entitled to vote at the meeting. Under the Company's bylaws, the difference is that the special meeting may be called only by the president or the board of directors.

Both the NRS and the DGCL permit corporate action without a meeting of shareholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or bylaws expressly provide otherwise. If proposed corporate action is taken without a meeting by less than the unanimous written consent of shareholders, the DGCL requires that prompt notice of the taking of the action be sent to those shareholders who have not consented in writing (the NRS does not requires this). The Company's and FNEC's bylaws both provide that corporate action without a meeting of shareholders may be taken by a majority of the outstanding shares of the company.

The bylaws of the Company provide that the number of directors is to be not less than one; FNEC's bylaws also specify not less than one. As of the date of this Information Statement, the Board of Directors of the Company consists of one person, Mr. Peter Wanner. Under both sets of bylaws, the directors are to serve until the next annual meeting of the shareholders.

No holder of FNEC common stock or the Company common stock has the right to vote cumulatively in the election of directors.

Under the DGCL, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares entitled to vote in an election of directors unless provided otherwise by the corporation's certificate of incorporation. Under the NRS, any director may be removed by the vote of shareholders representing not less than two-thirds of the voting power entitled to vote. The bylaws of the Company follow the provisions in the DGCL; FNEC's bylaws are silent on the removal of directors, therefore the NRS would control. Under both the FNEC bylaws and the Company bylaws, newly created directorships resulting from any increase in the number of directors or any vacancies on the board of directors may be filled by the affirmative vote of a majority of the directors then in office. In addition, both sets of bylaws provide that the directors elected to fill vacancies on the board of directors will hold office until the next annual meeting of the shareholders.

The NRS and the DGCL both have provisions and limitations regarding directors' liability. The NRS and DGCL permit a corporation to include in its articles or certificate of incorporation a provision that eliminates or limits the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duties as a director. However, under the DGCL this provision may not eliminate or limit the liability of a director: (1) for any breach of the director's duty of loyalty to the corporation or its shareholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) for declaration of unlawful dividends or illegal redemptions or stock repurchases; or (4) for any transaction from which the director derived an improper personal benefit. Under the NRS, the limitation of liability is for other than acts or omissions which involve intentional misconduct, fraud, or a knowing violation of law. The certificate of incorporation of the Company contains provisions which follow the numbered items listed above. While these provisions provide directors with protection from awards for monetary damages for breaches of their duty of care, it does not eliminate that duty. Accordingly, these provisions have no effect on the availability of equitable remedies like an injunction or rescission based on a director's breach of his duty of care. These provisions apply to an officer only if he/she is also a director and is acting in the capacity as a director, and does not apply to officers who are not directors.

Both the NRS and the DGCL generally permit a corporation to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a third-party action, other than a derivative action, and against expenses actually and reasonably incurred in the defense or settlement of a derivative action, provided that there is a determination that the individual acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. That determination must be made, in the case of an individual who is a director or officer at the time of the determination: (1) by a majority of the disinterested directors, even though less than a quorum; (2) by independent legal counsel, regardless of whether a quorum of disinterested directors exists; or (3) by a majority vote of the shareholders, at a meeting at which a quorum is present. Both the NRS and the DGCL require indemnification of directors and officers for expenses relating to a successful defense on the merits or otherwise of a derivative or third-party action. Also, both the NRS and the DGCL permit a corporation to advance expenses relating to the defense of any proceeding to directors and officers contingent upon those individuals' commitment to repay any advances unless it is determined ultimately that those individuals are entitled to be indemnified. The Company's and FNEC's bylaws make indemnification of directors and officers mandatory to the fullest extent permitted by law. FNEC's bylaws provide for the advancement of expenses to defend claims and establish procedures for determining whether a director or officer is entitled to indemnification and enforcing rights to indemnification and advancement of expenses.

Both the NRS and the DGCL permit corporations to purchase or redeem their own shares of capital stock, except, under the DGCL, when the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation.

No holder of FNEC common stock or Company common stock has a preemptive right to subscribe to any or all additional issues of the stock of FNEC or the Company.

Under both the NRS and the DGCL, any stockholder with a proper purpose may inspect and copy the books, records and stockholder lists of the corporation.

EFFECTS OF REORGANIZATION

The effects of the Reorganization will be that FNEC and its wholly-owned direct subsidiary, FNPC-Nevada, will succeed to, without other transfer, and will possess and enjoy all rights, privileges, powers and franchises, and be subject to all restrictions, disabilities and duties of the Company, and the rights, privileges, powers and franchises of the Company, and all property, real, personal and mixed, and all debts to the Company shall be vested in FNEC as the continuing parent corporation. In addition, all rights of creditors and all liens on any property of each of constituent corporations will be preserved unimpaired, limited to property affected by the liens at time of the Reorganization, and all debts, liabilities and duties of constituent corporations will attach to the continuing corporation, and may be enforced against it to the same extent as if debts, liabilities and duties had been incurred or contracted by it.

INCREASE IN AUTHORIZED SHARES

FNEC's articles of incorporation authorize the issuance of 300,000,000 shares of common stock, with a par value of $0.001. The holders of the shares: (1) have equal ratable rights to dividends from funds legally available therefore, when, as, and if declared by the board of directors; (2) are entitled to share ratably in all of the assets available for distribution upon winding up of its affairs; and (3) are entitled to one non-cumulative vote per share on all matters on which shareholders may vote at all meetings of shareholders.

The FNEC shares do not have any of the following rights: (1) special voting rights; (2) preference as to dividends or interest; (3) preemptive rights to purchase in new issues of shares; (4) preference upon liquidation; or (5) any other special rights or preferences. In addition, the FNEC shares are not convertible into any other security. There are no restrictions binding on FNEC on share dividends under any loan, financing arrangements or otherwise. All of the foregoing rights are identical to the rights of holders of Company common shares.

The holders of shares of common stock of FNEC do not have cumulative voting rights, which means that the holders of more than 50% of such outstanding shares, voting for the election of directors of FNEC, can elect all of the directors to be elected, if they so choose. In such event, the holders of the remaining shares will not be able to elect any of FNEC's directors. All of the foregoing restrictions are identical to restrictions on the rights of holders of Company common shares.

FNEC does not currently intend to pay cash dividends. Accordingly, holders of shares of common stock of FNEC would need to sell their shares to realize a return on their investment. There can be no assurances of the projected values of the shares, nor can there be any guarantees of the success of FNEC. A distribution of revenues by FNEC will be made only when, in the judgment of its board of directors, it is in the best interest of its stockholders to do so. The board of directors will review, among other things, the financial status of FNEC and any future cash needs in making its decision. These circumstances are identical to those of the Company.

FNEC's authorized capital stock consists of 300,000,000 shares of common stock. After giving effect to the Reverse Split and the Reorganization, FNEC will have, as of December 31, 2008, 765,228 shares outstanding. One effect of the existence of authorized but unissued capital stock may be to enable the Board of Directors to render more difficult or to discourage an attempt to obtain control of FNEC by means of a merger, tender offer, proxy contest, or otherwise, and thereby to protect the continuity of its management. If, in the due exercise of its fiduciary obligations, for example, the Board of Directors were to determine that a takeover proposal was not in FNEC's best interests, such shares could be issued by the Board of Directors without stockholder approval in one or more private placements or other transactions that might prevent, or render more difficult or costly, completion of the takeover transaction by diluting the voting or other rights of the proposed acquiror or insurgent stockholder or stockholder group, by creating a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent board of directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise. In contrast, the Company has only 100 million common shares authorized and at December 1, 2008, 76,522,760 of those shares were issued and outstanding, thereby limiting the ability of the Board of Directors to exercise defensive takeover measures by issuing more shares of stock.

APPRAISAL RIGHTS UNDER DELAWARE LAW

Section 262 of the Delaware General Corporation Law provides that “any stockholder of a corporation who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant thereto shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section.

Appraisal rights may be perfected as follows:

(a) If the merger or consolidation was approved by written consent, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(b) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with these subsections and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

(c) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Registrar in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Registrar in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The form of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(d) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Registrar in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(e) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Registrar in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(f) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and in the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(g) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(h) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

(i) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.”

PREPARATION FOR THE REORGANIZATION

In preparation, Nevada corporations named “First National Energy Corporation” (FNEC) and "First National Power Corporation" (FNPC-Nevada) have been established, with FNEC being a wholly-owned direct subsidiary of the Company and FNPC-Nevada being a subsidiary of FNEC. Each of these new Nevada corporations has authorized capital of 300 million common shares and the same directors and officers as the Company. Their principal places of business are the same as that of the Company, and are expected to remain in that location.

EFFECTIVE DATE OF THE REORGANIZATION

The Reorganization will be effective at the close of business on December 31, 2008, and immediately after the Reverse Split described above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of the Company’s common stock as of December 1, 2008 (76,522,760 issued and outstanding) by (i) all shareholders known to the Company to be beneficial owners of more than 5% of the outstanding common stock; (ii) each director and executive officer; and (iii) all officers and directors of the Company as a group. Each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by him. In addition, no security holder has the right to acquire any amount of the shares within sixty days from options, warrants, rights, conversion privilege, or similar obligations.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock	Peter Wanner 227 Bellevue Way NE Suite 219 Bellevue WA 98004	165,000	0.22%

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

The following table sets forth certain information relating to the compensation paid by the Company during the last three fiscal years to the Company’s chief executive officer/president. No other executive officer of the Company received total salary and bonus in excess of $100,000 during the fiscal year ended December 31, 2007 and for the two prior years.

		Annual compensation			Long-term compensation
					Awards		Payouts
Name and principal position	Year	Salary ($)	Bonus ($)	Other annual compen- sation ($)	Restricted stock award(s) ($)	Securities under- lying options/ SARs (#)	LTIP payouts ($)	All other compen- sation ($)

(a)	(b)	I	(d)	(e)	(f)	(g)	(h)	(i)
Peter Wanner President/CEO(1)	2007 2006 2005	$0 $0 $0	— —	— $80,000	— —	— —	— —	— —

———————

(1)

Mr. Wanner was appointed to the board of directors and elected Chief Executive Officer on May 4, 2004.

COMPENSATION OF DIRECTORS

At present, non-employee directors do not receive any cash compensation or award of options, warrants, or stock appreciation rights (SARs) for their service on the Board. The Board may in the future establish a policy for compensation of non-employee directors, which may include cash payments, option or stock grants and/or reimbursement of expenses.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

At present, there are no employment contracts between the Company and any named executive officers. There are no compensatory plans or arrangements with respect to a named executive officer that would result in payments or installments in excess of $100,000 upon the resignation, retirement or other termination of such executive officer's employment with the Company or from a change-in-control.

FIRST NATIONAL POWER CORPORATION,
A Delaware Corporation
On behalf of the Board of Directors

December __, 2008	/s/ PETER WANNER
Peter Wanner, Secretary

AGREEMENT AND PLAN OF MERGER

TO FORM HOLDING COMPANY

This Agreement and Plan of Merger to Form Holding Company (this "Agreement"), dated as of December 10, 2008, is made by and among (a) First National Power Corporation (herein "Old Registrant"), a Delaware corporation; (b) First National Energy Corporation (herein "New Registrant"), a newly formed Nevada corporation and a wholly-owned subsidiary of Old Registrant; and (c) First National Power Corporation (herein "Merger Sub"), a newly formed Nevada corporation and a wholly-owned subsidiary of New Registrant. Old Registrant, New Registrant and Merger Sub are at times herein referred to collectively as the “Parties” and individually as a “Party.”

WHEREAS, Old Registrant has an authorized capitalization consisting of 100,000,000 shares of common stock, par value $.001 per share ("Old Registrant Common Stock"), of which on December 8, 2008, as of the close of business, 76,522,760 shares were issued and outstanding; and

WHEREAS, Old Registrant was first incorporated on November 20, 2000, in the State of Delaware with the name “Capstone International Corporation” and changed its name on January 12, 2004, to “First National Power Corporation”; and

WHEREAS, New Registrant has an authorized capitalization consisting of 300,000,000 shares of common stock, par value $.001 per share ("New Registrant Common Stock"), of which, on the date of this Agreement, 1,000 shares are issued and outstanding and are owned by Old Registrant; and

WHEREAS, the designations, rights, powers and preferences, and the qualifications, limitations and restrictions of the New Registrant Common Stock are the same as those of the Old Registrant Common Stock; and

WHEREAS, Merger Sub has an authorized capitalization consisting of 300,000,000 shares of common stock, par value $.001 per share (the "Merger Sub Common Stock"), of which, on the date of this Agreement, 1,000 shares of Merger Sub Common Stock are issued and outstanding and are owned by New Registrant; and

WHEREAS, the Board of Directors of Old Registrant has determined it to be in the best interests of Old Registrant and its shareholders to relocate Old Registrant’s domicile from Delaware to Nevada; and

WHEREAS, the Board of Directors of Old Registrant has determined it to be in the best interests of Old Registrant to effect a reverse split of its issued and outstanding shares and the formation of a holding company structure whereby Merger Sub, as the survivor of a merger between Old Registrant and Merger Sub will, immediately after the merger, be the wholly-owned subsidiary of New Registrant and the stockholders of Old Registrant will become the stockholders of New Registrant; and

WHEREAS, it is intended that the holding company structure be effected with the approval of Old Registrant's stockholders pursuant to and in accordance with Section 253 of the Delaware General Corporation Law (the “DGCL”) and Section 92A.190 of the Nevada Revised Statutes (the “NRS”) through a merger of Old Registrant into Merger Sub; and

WHEREAS, the respective Boards of Directors of Old Registrant, New Registrant, and Merger Sub, with Old Registrant acting as the sole stockholder of New Registrant, and New Registrant acting as the sole stockholder of Merger Sub, have approved the merger of Old Registrant into Merger Sub (the "Merger"), the conversion of shares of Old Registrant Common Stock into shares of New Common Stock provided for in this Agreement, the other terms of this Agreement, and the execution of this Agreement by each such entity; and

WHEREAS, New Registrant and Merger Sub have been recently formed solely for the purpose of effecting the formation of a holding company structure through the Merger; and

WHEREAS, for Federal income tax purposes, it is intended that the Merger shall qualify as a tax-free reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the rules and regulations promulgated thereunder; and

WHEREAS, the purposes of the Parties in creating this holding company structure are to yield economies in operations, to provide greater administrative and operational flexibility, and otherwise.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the Parties hereto agree as follows:

ARTICLE I

THE MERGER

Section 1.1

The Merger.

(a) Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the applicable provisions of the DGCL and the NRS, Old Registrant shall be merged into Merger Sub at the Effective Time (as defined in Section 1.2 of this Agreement). At the Effective Time, the separate corporate existence of Old Registrant shall cease and Merger Sub shall continue as the surviving entity (the "Surviving Entity") as a wholly owned subsidiary of New Registrant. Except as otherwise provided in this Agreement, the Surviving Entity shall succeed to and assume all the rights and obligations of Old Registrant in accordance with the DGCL and the NRS.

(b) At the Effective Time, and immediately prior to the Merger, Old Registrant will effect a 100-to-1 reverse stock split (the “Reverse Stock Split”) in the State of Delaware, in which each one hundred (100) outstanding shares of Old Registrant Common Stock will be merged and combined into one (1) share, the effect of which shall be to decrease the issued and outstanding number of shares of Old Registrant Common Stock from 76,522,760 to 765,228; provided, that no fractional shares or scrip representing fractions of shares of Old Registrant Common Stock will be issued, but the number of shares issuable shall be rounded up to the nearest whole share.

(c) At the Effective Time, by virtue of the Merger and without any action on the part of Old Registrant, New Registrant, Merger Sub or the holders of any securities of Old Registrant, New Registrant or Merger Sub, each one issued and outstanding share of Old Registrant Common Stock (after giving effect to the Reserve Stock Split described above) shall be converted into one issued and outstanding share of New Registrant Common Stock, having the same designations, rights, powers and preferences, and the qualifications, limitations and restrictions thereof, as the converted shares of Old Registrant Common Stock.

(d) Each share of New Registrant Common Stock outstanding immediately prior to the Effective Time shall, by virtue of the Merger, and without any action on the part of Old Registrant, New Registrant, Merger Sub or the holders of any securities of Old Registrant, New Registrant or Merger Sub, be cancelled and retired without any consideration therefor.

(e) Each share of Merger Sub Common Stock outstanding immediately prior to the Effective Time shall remain issued and outstanding and remain held by New Registrant so that following the Merger New Registrant shall continue as the sole stockholder of Merger Sub.

(f) From and after the Effective Time, holders of certificates formerly evidencing Old Registrant Common Stock shall cease to have any rights as stockholders of Old Registrant, except as provided by law.

Section 1.2

Effective Time. The Parties shall file with the Secretary of State of the State of Nevada and the Secretary of State of the State of Delaware a summary of the plan of merger adopted by the Parties hereunder, setting forth the information required by the NRS and the DGCL, and shall make all other filings or recordings required thereunder to fully effectuate the Reverse Stock Split and the Merger. The Reverse Stock Split and the Merger shall become effective at 11:59 o'clock p.m., local time, in the State of Nevada, on December 31, 2008 (the time the Reverse Stock Split and the Merger become effective being herein referred to as the "Effective Time").

Section 1.3

Effects of the Merger. The Merger shall have the effects set forth in the NRS and the DGCL. It is the intent of the Parties that New Registrant, as of the Effective Time, be deemed a "successor issuer" for all purposes under the Securities Act of 1933, as amended, and for all purposes under the Securities Exchange Act of 1934, as amended. For Federal income tax purposes, it is intended that the Merger shall qualify as a tax-free reorganization under the provisions of Section 368(a) of the Code.

Section 1.4

Articles of Incorporation and Bylaws.

(a) The Articles of Incorporation of New Registrant, in effect as of the date of this Agreement, shall continue in full force and effect from and after the Effective Time, until thereafter changed or amended as provided therein or under applicable law; and

(b) The Bylaws of Old Registrant shall, from and after the Effective Date, be the bylaws of New Registrant, until thereafter changed or amended as provided therein or under applicable law.

Section 1.5

Directors. The directors of Old Registrant immediately prior to the Effective Time will be and remain the directors of New Registrant until the earlier of their resignation or removal or until their respective successors are qualified and either duly appointed or elected in accordance with the Articles of Incorporation and Bylaws of New Registrant and applicable law.

Section 1.6

Officers. The officers of Old Registrant immediately prior to the Effective Time will be and remain the officers of New Registrant, in the equivalent positions to those held in Old Registrant, until the earlier of their resignation or removal or until their respective successors are appointed in accordance with the Bylaws of New Registrant.

Section 1.7

Stock Transfers. From and after the Effective Time, there shall be no further registration of transfers of shares of Old Registrant Common Stock on the records of Old Registrant.

Section 1.8

No Surrender of Certificates. Until surrendered for transfer or exchange in the ordinary course at any time after the Effective Time, each outstanding certificate that, immediately prior to the Effective Time, evidenced shares of issued Old Registrant Common Stock shall be deemed and treated for all corporate purposes to evidence the ownership of the number of shares of issued New Registrant Common Stock into which such shares of Old Registrant Common Stock are converted pursuant to the provisions of Section 1.1(b) and Section 1.1(c) of this Agreement, and the New Registrant Common Stock into which the Old Registrant Common Stock is converted in the Merger shall be represented by the same stock certificates that previously represented such Old Registrant Common Stock. Accordingly, there will be no requirement as a result of the Reverse Stock Split and the Merger for surrender and exchange of the stock certificates that previously represented shares of Old Registrant Common Stock.

ARTICLE II

CERTAIN COVENANTS AND AGREEMENTS

Section 2.1

Assumed Plans.

(a) At the Effective Time, New Registrant shall adopt and assume all of the rights and obligations of Old Registrant under all of the employee benefit plans, if any, of Old Registrant, as the same may have been amended and are in effect as of the Effective Time (the "Assumed Plans"). New Registrant shall adopt the Assumed Plans as its own, and shall continue such plans in accordance with their terms. New Registrant shall permit directors, consultants and employees of other entities that are members of New Registrant’s consolidated group of companies to participate in the Assumed Plans in the same manner as the directors, consultants and employees of Old Registrant participated as of or before the Effective Time in such Assumed Plans.

(b) At the Effective Time, the number of authorized but unissued shares of New Registrant Common Stock reserved for future grants or stock issuances under any of the Assumed Plans shall equal the number of authorized but unissued shares of Old Registrant Common Stock formerly reserved for issuance for such purposes by Old Registrant immediately prior to the Effective Time, as adjusted by the Reverse Stock Split. Prior to the Effective Time, New Registrant will confirm such reserves of shares of New Registrant Common Stock under the Assumed Plans.

(c) At the Effective Time, each issued and outstanding option to purchase shares of Old Registrant Common Stock (each an "Old Registrant Stock Option") shall be converted into an option to purchase the same number of shares of New Registrant Common Stock (as adjusted by the Reverse Stock Split) on the same terms and conditions as the converted Old Registrant Stock Option.

Section 2.2

Additional Actions. Subject to the terms of this Agreement, the Parties hereto shall take all such reasonable and lawful actions as may be necessary or appropriate in order to effectuate the Merger, to carry out the intents and purposes of this Agreement, and to evidence the assignments to and assumptions by New Registrant or Merger Sub of such rights, interests, obligations and liabilities of Old Registrant as Old Registrant, New Registrant and/or Merger Sub determine to be necessary or appropriate. If, at any time after the Effective Time, Merger Sub shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm, of record or otherwise, in Merger Sub its right, title or interest in, to or under any of the rights, properties or assets of either of Merger Sub or Old Registrant acquired or to be acquired by Merger Sub as a result of, or in connection with, the Merger or otherwise to carry out the intents and purposes of this Agreement, the officers and directors of Merger Sub shall be authorized to execute and deliver, in the name and on behalf of each of Merger Sub and Old Registrant, all such agreements, deeds, bills of sale, assignments, guaranties and assurances and to take and do, in the name and on behalf of each of Merger Sub and Old Registrant or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in Merger Sub or otherwise to carry out this Agreement.

Section 2.3

Further Assurances. From time to time, as and when requested by another Party hereto, a Party hereto shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further actions as such other Party may reasonably deem necessary or desirable to consummate the transactions contemplated by this Agreement.

Section 2.4

Consummation of the Merger. Subject to the terms and conditions of this Agreement, each Party shall use its commercially reasonable efforts to cause the Merger to occur upon the terms hereof.

ARTICLE III

CONDITIONS

Section 3.1

Conditions. The respective obligation of each Party hereto to effect the transactions contemplated hereby is subject to the satisfaction or waiver of each of the following conditions:

(a) No statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order shall have been enacted, entered, promulgated, enforced or issued by any governmental entity, and no other legal restraint or prohibition shall be in effect, that prevents the Merger or any of the other transactions contemplated by this Agreement, and no action, claim, proceeding or investigation shall be pending or threatened by any governmental entity that, if successful, would result in any of the foregoing effects;

(b) Old Registrant, New Registrant and Merger Sub shall have caused this Agreement to be certified by Old Registrant's Secretary as required by the DGCL; and

(c) All merger articles, amendments and other things required by the DGCL and the NRS in connection with the Reverse Stock Split and the Merger shall have been approved by all necessary action and fully executed and filed, subject only to the occurrence of the Effective Time.

ARTICLE IV

GENERAL PROVISIONS

Section 4.1

Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms.

Section 4.2

Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same Agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties.

Section 4.3

No Third-Parties Beneficiaries. This Agreement (including the documents and instruments referred to herein) is not intended to confer upon any person other than the Parties hereto any rights or remedies except as expressly provided herein.

Section 4.4

Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the applicable principles of conflicts of laws of such State.

Section 4.5

Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

Section 4.6

Entire Agreement. This Agreement contains the entire agreement and understanding among the Parties hereto with respect to the subject matter hereof and supersedes all prior oral and written, and all contemporaneous oral, agreements and understandings relating to such subject matter. The Parties hereto shall not be liable or bound to any other Party in any manner by any representations, warranties or covenants relating to such subject matter except as specifically set forth herein.

Section 4.7

Assignment. This Agreement and the rights and obligations hereunder shall not be assignable or transferable by any of Old Registrant, New Registrant or Merger Sub. Any attempted assignment in violation of this Section 4.7 shall be void ab initio and of no further force and effect.

Section 4.8

Amendment. At any time prior to the Effective Time, the Parties hereto may, to the extent permitted by the DGCL, by written agreement amend, modify or supplement any provision of this Agreement.

Section 4.9

Termination. This Agreement may be terminated and the Reverse Stock Split and the Merger abandoned by the respective Board of Directors of any Party at any time prior to the filing of this Agreement with the Secretary of State of the State of Delaware and the Secretary of State of the State of Nevada, if such bodies determine that for any reason the completion of the Reverse Stock Split and/or the Merger would be inadvisable or not in the best interests of their respective entity or its stockholders. In the event of termination of this Agreement, this Agreement shall become void and none of Old Registrant, New Registrant or Merger Sub, nor their respective stockholders, directors or officers shall have any liability with respect to such termination.

Section 4.10

Copy of Agreement on File. A copy of this Agreement is on file at the place of business of Merger Sub, the Surviving Entity of the Merger, at the following address: First National Power Corporation, 227 Bellevue Way NE, #219, Bellevue WA 98004.

Section 4.11

Copy of Agreement to be Furnished. A copy of this Agreement will be furnished by Merger Sub, on request and without cost, to any stockholder of Old Registrant or New Registrant.

[Remainder of this Page Intentionally Left Blank]

IN WITNESS WHEREOF, Old Registrant, New Registrant and Merger Sub have caused this Agreement to be executed by their respective officers, thereunto duly authorized, all as of the date first above written.

“Old Registrant”	First National Power Corporation, a Delaware Corporation

By:
	Name:	Peter Wanner
	Title:	Chief Executive Officer

“New Registrant”	First National Energy Corporation, a Nevada Corporation

By:
	Name:	Peter Wanner
	Title:	Chief Executive Officer

“Merger Sub”	First National Power Corporation, a Nevada Corporation

By:
	Name:	Peter Wanner
	Title:	Chief Executive Officer